UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2015 (October 29, 2015)

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HOLLY ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300 Dallas, Texas (Address of principal executive offices)		75201-1507 (Zip code)
(214) 871-3555
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of October 29, 2015, Richard L. Voliva III was appointed Vice President and Chief Financial Officer of Holly Logistic Services, L.L.C. (“HLS”), the ultimate general partner of Holly Energy Partners, L.P. (the “Partnership”).

Mr. Voliva, 38, served as Vice President, Corporate Development of HLS from February 2015 until his appointment as Vice President and Chief Financial Officer. Mr. Voliva previously served as Senior Director, Business Development of HLS from April 2014 until February 2015. Prior to joining HLS, Mr. Voliva was an analyst at Millennium Management LLC, an institutional asset manager, from April 2011 until April 2014, an analyst at Partner Fund Management, L.P., a hedge fund, from March 2008 until March 2011 and Vice President, Equity Research at Deutsche Bank from June 2005 to March 2008. Mr. Voliva is a CFA Charterholder.

Julia Heidenreich, Vice President, Investor Relations of HLS and HollyFrontier Corporation (“HFC”) is the wife of Mr. Voliva. Ms. Heidenreich has received cash compensation totaling $139,865 for her services in 2015 as of October 25, 2015. All the cash compensation was paid to Ms. Heidenreich by HFC without any input from HLS. Ms. Heidenreich does not report to Mr. Voliva. HFC controls HLS.

In connection with Mr. Voliva’s appointment, Douglas S. Aron resigned from his position as Chief Financial Officer of HLS. Mr. Aron remains an Executive Vice President of HLS.

Effective as of October 29, 2015, Michael C. Jennings, HLS’s Chief Executive Officer, was appointed as President of HLS and its wholly-owned subsidiaries. Mr. Jennings’ new title is Chief Executive Officer and President.

Mr. Jennings, 50, was appointed as Chief Executive Officer of HLS in January 2014. Mr. Jennings has served as the Chief Executive Officer and President of HFC since the merger of Holly Corporation and Frontier Oil Corporation in July 2011 and as Chairman of the Board of HFC since January 2013. Mr. Jennings previously served as the President and Chief Executive Officer of Frontier Oil Corporation from 2009 until the merger in July 2011 and as the Executive Vice President and Chief Financial Officer of Frontier Oil Corporation from 2005 until 2009. Mr. Jennings currently serves as the Chairman of the Board and a director of HFC and a director of ION Geophysical Corporation. Mr. Jennings served as a director of Frontier Oil Corporation from 2008 until the merger in July 2011 and as Chairman of the board of directors of Frontier Oil Corporation from 2010 until the merger in July 2011.

In addition, effective as of October 29, 2015, Bruce R. Shaw resigned as President of HLS and all director and officer positions of HLS and its affiliates and subsidiaries. Mr. Shaw’s employment with HLS will terminate on November 2, 2015. The Partnership expects to enter into a consulting agreement with Mr. Shaw, pursuant to which Mr. Shaw will provide consulting services to the Partnership and its affiliates. In exchange for his services, Mr. Shaw is expected to receive $100,000 per year for 20 hours of services a month, and an additional $500 per hour for any additional hours of service in a month. The term of the agreement is expected to be one year and thereafter continue on a month-to-month basis and be terminable by either party at any time upon notice.

In connection with his separation of employment from HLS, HLS and HFC offered Mr. Shaw a Separation Agreement and Release of Claims (the “Agreement”), whereby Mr. Shaw agrees to release HLS, HFC and their parents, subsidiaries and affiliates from all claims and, in turn, will receive certain payments and benefits. The terms of the Agreement also require Mr. Shaw to keep certain information obtained during his employment with HLS confidential and prevent him from soliciting employees of HLS, HFC and their parents, subsidiaries and affiliates for a period of 24 months following his separation of employment. Pursuant to the Agreement Mr. Shaw is entitled to receive (i) a lump sum payment of $574,124, payable on the latter of 30 days following Mr. Shaw’s execution of the Agreement or separation of employment and (ii) accelerated vesting of 9,036 Partnership restricted units and 9,020 Partnership performance units on the eighth day following Mr. Shaw’s execution of the Agreement. Mr. Shaw may also be eligible to receive payments under HFC’s 401(k) and non-qualified deferred compensation plans, to the extent provided pursuant to the terms of those plans.

Item 7.01. Regulation FD Disclosure.

On October 30, 2015, the Partnership issued a press release announcing the resignation of Mr. Shaw as President of HLS, the appointment of Mr. Jennings as President of HLS, the resignation of Mr. Aron as Chief Financial Officer of HLS and the appointment of Mr. Voliva as Vice President and Chief Financial Officer of HLS. A copy of the Partnership’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of the Partnership issued October 30, 2015.*

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* Furnished herewith.

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Certain statements and information in this Current Report on Form 8-K relating to matters that are not historical facts are “forward-looking statements” within the meaning of the federal securities laws. Forward looking statements use words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations. These statements are based on our beliefs and assumptions and those of our general partner using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although we and our general partner believe that such expectations reflected in such forward-looking statements are reasonable, neither we nor our general partner can give assurance that our expectations will prove to be correct. All statements concerning our expectations for future results of operations are based on forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, projected or expected. Certain factors could cause actual results to differ materially from results anticipated in the forward-looking-statements. These factors include, but are not limited to:

•	risks and uncertainties with respect to the actual quantities of petroleum products and crude oil shipped on

•	our pipelines and/or terminalled, stored and throughput in our terminals;

•	the economic viability of HollyFrontier Corporation, Alon USA, Inc. and our other customers;

•	the demand for refined petroleum products in markets we serve;

•	our ability to purchase and integrate future acquired operations;

•	our ability to complete previously announced or contemplated acquisitions;

•	the availability and cost of additional debt and equity financing;

•	the possibility of reductions in production or shutdowns at refineries utilizing our pipeline and terminal facilities;

•	the effects of current and future government regulations and policies;

•	our operational efficiency in carrying out routine operations and capital construction projects;

•	the possibility of terrorist attacks and the consequences of any such attacks;

•	general economic conditions; and

•	other financial, operations and legal risks and uncertainties detailed from time to time in our Securities and Exchange Commission filings.

The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P. its General Partner

By:	HOLLY LOGISTIC SERVICES, L.L.C. its General Partner

By:	/s/ Denise C. McWatters
Denise C. McWatters Senior Vice President and General Counsel

Date: October 30, 2015

EXHIBIT INDEX
Exhibit Number    Exhibit Title

99.1	Press release of the Partnership issued October 30, 2015.*

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* Furnished herewith.